CLS HOLDINGS USA, INC.

Investor Presentation

May 2021

Forward Information and Risk Acknowledgement

This document contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 (collectively, the "forward-looking statements"). These statements relate to, among other things, the impact of the COVID-19 virus on our business, the results of our initiatives to retain our employees and strengthen our relationships with our customers and community during the pandemic, the effect of our initiatives to expand market share and achieve growth during and following the pandemic, results of operations and financial performance, anticipated future events, and the effectiveness of our business practices during the pandemic. The continued spread of COVID-19 could have, and in some cases already has had, an adverse impact on our business, operations and financial results, including through disruptions in our cultivation and processing activities, supply chains and sales channels, and retail dispensary operations as well as a deterioration of general economic conditions including a possible national or global recession. Due to the uncertainties associated with the continued spread of COVID-19 and the timing of vaccinations, it is not possible to estimate its impact on our business, operations or financial results; however, the impact could be material. These forward-looking statements also relate to anticipated future events, future results of operations, and our future financial performance, and include without limitation statements relating to our ability to finance our operations, identify, finance and close potential acquisitions, market acceptance of our services and product offerings, our ability to protect and commercialize our intellectual property and our ability to grow our wholesale and processing businesses. In some cases, you can identify forward looking statements by terminology such as "may," "might," "will," "should," "intends," "expects," "plans," "goals," "projects," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry's) actual results, levels of activity or performance to be materially different from any expected future results, levels of activity or performance expressed or implied by these forward-looking statements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered together with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.



"PEOPLE POWER PROFITS"

-Andrew Glashow, President/COO

Our motto, People Power Profits, applies to all aspects of our business. Our dedicated teams, our incredibly loyal customer base, and the communities they belong to are prioritized in all decision making.

We aim to provide the cleanest, safest cannabis products and environments in the market to give customers confidence in their purchases.

We've committed substantial resources to community improvement and engagement opportunities through corporate giving at both of our Nevada subsidiaries, including a sizable donation to a local organization providing aid to those most affected by the War on Drugs, and an ongoing supportive partnership with the Arbor Day Foundation.

This people-first approach is rapidly driving our majority-local consumer base to our brands in Nevada, and is allowing us to explore synergistic growth opportunities in new markets.

Company Milestones

- Completed purchase of Oasis Cannabis Dispensary in Las Vegas
- Completed purchase of City Trees Production and Innovation Facility in North Las Vegas
- Successfully completed multiple capital infusions
- Rapid growth of Oasis Cannabis Dispensary
- Completed build out of approximately $4M state of the art conversion and extraction facility capable of producing $20 million in revenue annually
- Obtained patents for extraction IP in the US, EU and Canada
- Successfully relaunched the City Trees brand and achieved record sales with multiple new product releases.
- Achieved a 4x increase in revenue since acquisition in July 2018
- Signed agreement to expand City Trees into New Mexico
- USD $4 million in cash and current assets

Investment Overview

Dispensary

Oasis Cannabis dispensary in downtown Las Vegas supported by City Trees branded products and innovation

- Voted best dispensary for Pot Pros
- Currently completing over 700 orders per day at ~$55 per order
- Successfully pivoted from in-store operations to 3 distinct forms of business: In-store, Curbside Pickup, and Delivery

Production

Expanding national footprint creates licensing opportunities for core extraction technologies

- CLSH's proprietary extraction and conversion process has been patented with the US Patent Office
- Future revenue stream opportunities from licensing our patented extraction and conversion process to third party producers in major U.S and global cannabis markets where we do not intend to operate

Growth

Strength of Management team and Board to lead future growth through M&A

- Track record of successfully raising capital and integrating acquisitions
- Unique strengths in start-ups, business management, community involvement and organizational leadership
- $8M USD cash investment in company by founding members

OASIS
CANNABIS
DISPENSARY


DOWNTOWN
SPACES
1800
OASIS
CANNABIS
DISPENSARY

oasiscannabis.com


YOUR
CANNABIS
OASIS
OASISCANNABIS.COM

OASIS CANNABIS DISPENSARY

Dispensary Overview

- Open 7 days a week from 7AM to 2:30AM
- Successfully operating 3 distinct business models: In-store, curbside, and delivery
- Walking Distance from the Strip and Downtown Las Vegas
- Operating since 2015

Highlights

- Production facility capable of producing $20M annual revenue
- Completing over 700 orders per day at ~$55 per order
- Recognized as dispensary of choice for locals

Best Dispensary for Pot Pros
-Desert Companion Magazine, February 2019

oasiscannabis.com


FLOWER TO THE PEOPLE
OASIS CANNABIS DISPENSARY
BEST FLOWER DEALS IN TOWN
OASISCANNABIS.COM
LAMAR




ONLINE MENU

THE LOCAL CHOICE

oasiscannabis.com

Giving Back


OASIS

Oasis Spirit of Giving

From June 19, 2020 to September 20, 2020, we set aside 1% of all net sales at Oasis to donate to organizations that benefit people most affected by the War on Drugs.

These funds will go toward providing legal, medical, and additional community resources to members of our community most directly impacted by cannabis prohibition laws.

This +$30,000 donation represents the largest non-profit contribution made by CLS Holdings to date, and we are honored to have contributed to this vital cause.


CITYTREES
citytrees.com
CLS
HOLDINGS USA, INC.

CITYTREES

10,000 sq ft production and manufacturing facility based out of North Las Vegas, Nevada, capable of producing approximately $1.7M each month in revenue.

We provide Nevada with high quality THC distillate products infused with terpenes in either effect-based or strain-specific flavors.

We use ethanol-distilled pure THC distillate and botanically derived terpenes to create our vape products. We never use Vitamin E Acetate, Propylene Glycol, Vegetable Glycerin, Polyethylene Glycol, Medium Chain Triglyceride oil, or any other additives in our vape products.

In addition to vape products, we also have a separate line of ingestible tinctures.

Recently introduced our Live and Cured concentrate lines providing a full-spectrum product produced with our closed-loop hydrocarbon extraction system that retains the full flavor and cannabinoid profile of the flower that is extracted.

We use USP Grade 200 Proof Ethanol to extract pure THC distillate and formulate that oil with botanically derived terpenes to create our signature vape products.


CITYTREES
BLUE AGAVE
50ml
40
30
20
10

citytrees.com


HIGH TIMES
S.T.A.S.H AWARD
WINNER
CITYTREES
CARTRIDGE
1:1 CBD/THC
CALM

CALM 1:1 DISTILLATE CARTRIDGE

CBD Vape Pens & Cartridges

2019


HIGH TIMES
S.T.A.S.H AWARD
WINNER
CITYTREES
TINCTURE
PURE THC
BLUE AGAVE
750MG THC
60ML
BLUE AGAVE
THC

BLUE AGAVE TINCTURE

Edibles

2019


LAS VEGAS
CANNABIS AWARDS
CITYTREES
PREMIUM
DAB OIL
SATIVA
JACK HERER

JACK HERER DISTILLATE OIL REFILL APPLICATOR

Best Syringe

2020

citytrees.com

CLS HOLDINGS USA, INC.

IN THE WILD

From the pages of local influencers to billboards off the Las Vegas Strip, City Trees is quickly gaining visibility across Nevada. Through strong partnerships with local creators and advertisers, our partners help us find the most impactful locations for showcasing what City Trees has to offer.


CITYTREES
FIND YOUR FLAVOR
@citytreesnv
KEEP OUT OF REACH OF CHILDREN. FOR USE ONLY BY ADULTS 21 YEARS OF AGE AND OLDER.
citytrees.com


CITY TREES
DISPOSABLE VAPE PEN
SATIVA
JACK HERER
CITYTREES





ALLÁ VAMOS

In May 2021, CLS Holdings finalized a licensing agreement with New Mexico-based edible brand, Herbal Edibles Inc. to bring its award-winning, #1 selling City Trees tinctures to New Mexico, shortly after adult-use legalization was enacted in the state. City Trees also plans to bring Herbal Edibles' gourmet, non-GMO, all organic edible products to Nevada in July 2021. This collaborative venture marks the Company's first introduction of its products outside of Nevada.

HERBAL EDIBLES
GOURMET EDIBLES & COMPASSIONATE CONCENTRATES

HIGH TIMES
S.T.A.S.H AWARD
WINNER


BLUE AGAVE
CHOCOLATE AGAVE
BLUE AGAVE


SUSTAIN
YOUR STATE

At City Trees we feel a responsibility to give back to where we take from. We are proud to partner with the Arbor Day Foundation, to plant one tree for every City Trees 1:1 product purchased.
We are determined to make a difference in our community and the surrounding environment, bringing the same balance to our world as our 1:1 products bring to you.

Buy One Plant One

We plant 1 tree for every
1:1 or 1:1:1 product sold.
Over 3,000 trees planted to date!

Calm 1:1 Cartridges
Calm 1:1 All-in-One Vape Pen
Calm 1:1 Distillate Oil Refill Applicator
Blue Agave 1:1
Chocolate Agave 1:1
Orange Cream Tincture
Blue Agave 1:1:1 Tincture


CALM
CHOCOLATE AGAVE
BLUE AGAVE
ORANGE CREAM

citytrees.com

CLS HOLDINGS USA, INC.

CLS Board of Directors and Founding Members



Jeffrey Binder
Co-Founder, Chairman & CEO

- Prior to founding CLSH, Mr. Binder served as founder, Chairman and President of Power 3 Network, Inc., a company that develops websites and back offices for home-based businesses
- Mr. Binder received his Juris Doctorate from the National Law Center, George Washington University, in 1971, and served as a legislative assistant to Adlai Stevenson II, an Illinois Senator



Ross Silver
Board Member

- Mr. Silver is the founder of Sylva International, a Registered Investment Advisor in the state of Oregon. He has an extensive background in finance, research, and analysis from years of experience at various hedge funds, research firms, and advisory groups.
- Mr. Silver holds a Series 65 Securities license, and has also served as a consultant for government agencies including the NAtional Institute of Health. Mr. Silver was also a board member for his local American Red Cross chapter.



Andrew Glashow
President & COO, Director

- Mr. Glashow has an extensive background in finance, specializing in micro-cap transactions and placement of capital for small and emerging growth companies, and has used this experience to develop strategies for building strong, vertically-integrated businesses.
- Under Mr. Glashow's leadership and people-first approach, CLS' Nevada subsidiaries have tripled their total revenue across all divisions since acquisition in 2018.
- A New England native, Mr. Glashow is a graduate of the University of New Hampshire's Whitemore School of Business and Economics.

CLS Management Team



Jeffrey Binder

Co-Founder, Chairman & CEO

- Prior to founding CLSH, Mr. Binder served as founder, Chairman and President of Power 3 Network, Inc., a company that develops websites and back offices for home-based businesses
- Mr. Binder received his Juris Doctorate from the National Law Center, George Washington University, in 1971, and served as a legislative assistant to Adlai Stevenson II, an Illinois Senator



Andrew Glashow

President & COO, Director

- Mr. Glashow has an extensive background in finance, specializing in micro-cap transactions and placement of capital for small and emerging growth companies, and has used this experience to develop strategies for building strong, vertically-integrated businesses.
- Under Mr. Glashow's leadership and people-first approach, CLS' Nevada subsidiaries have tripled their total revenue across all divisions since acquisition in 2018.
- A New England native, Mr. Glashow is a graduate of the University of New Hampshire's Whitemore School of Business and Economics.



Charlene Soco

VP Finance CLS Nevada

- Ms. Soco brings 9 years of accounting experience from various industries. During her time as a Staff Accountant at Litigation Services, a multi-state law support firm, she was recognized as employee of the month for her work ethic while the company underwent a merger and became The LIT Group.
- After leaving The LIT Group, Ms. Soco took on the role of Lead Auditor with Treasure Island Hotel and Casino, a Las Vegas strip property. She was promoted to the position of Non-Gaming Audit Manager and oversaw all non-gaming accounting and auditing including food & beverage, entertainment, hotel, and retail operations.
- Ms. Soco then took a position as Assistant Controller with K2 Energy, an international lithium battery manufacturer with offices in Nevada and China prior to taking on the Controller position with CLS Nevada.

CLS Nevada Management and Key Employees



Lissa Lawatsch
General Manager, Oasis Cannabis Dispensary

- Ms. Lawatsch joined CLS in September 2020, and currently serves as the General Manager of the Company's Nevada retail subsidiary, Oasis Cannabis Dispensary.
- Ms. Lawatsch brings 20 years of VP-level experience in banking and finance, and has operated in Nevada for the last 18 years.
- Ms. Lawatsch has been involved in the Nevada cannabis market for 5 years, having successfully managed and launched numerous brands and retail dispensaries.
- Graduate of Metropolitan State University Denver with a Bachelor's in Criminal Justice and Psychology.



Jamie Dickson
Executive Assistant & Director of Human Resources, CLS Nevada

- Mrs. Dickson has excelled in all of her roles with CLS, from her start in 2017 as an Administrative Assistant for management, to her elevation to Executive Assistant in 2018, and to her current role as HR Generalist.
- Mrs. Dickson was instrumental in CLS' 2018 acquisition of the business, facilitating the structural improvements and personnel increases required to adapt to the rapidly expanding needs of both the retail and wholesale divisions of CLS.
- Mrs. Dickson brings extensive administrative experience from the legal and retail sectors, having served in a professional assistant capacity in law offices and as a lead administrator in payroll and accounting departments for Whole Foods Markets for over 10 years. Mrs. Dickson's support has helped lead CLS throughout the rapid growth seen across its subsidiaries since acquisition.



Dominick Monaco, Pharm.D.
Director of Laboratory Operations, CLS Nevada

- Dr. Monaco is the Director of Laboratory Operations for the company's approximately $4 million laboratory and is responsible for all day-to-day operations inside the North Las Vegas facility.
- Dr. Monaco brings over 8 years of licensed & regulated cannabis experience, starting back in 2012 when medical marijuana first opened in Arizona, he has held numerous positions, with escalating responsibilities year over year, from
- Procurement Manager, Laboratory Manager, Quality Assurance & Quality Control Manager, Pharmacist on Duty, Assistant GM, General & Operations Manager, and Director of Quality & Medical Formulations
- Dr. Monaco graduated from the University of Arizona College of Pharmacy, in Tucson, Arizona, with a Doctor of Pharmacy in 2010.



James Gabany
General Manager, City Trees

- Mr. Gabany joined the CLS team in 2020 as the General Manager of the Company's branded product division, City Trees. In this role, Mr. Gabany oversees all operational aspects of the business, including revenue generation, compliance, and supply chain management.
- Mr. Gabany brings extensive experience in cannabis production operations, having served as a senior operations manager at multiple cannabis operations including cultivations and extraction facilities.
- Mr. Gabany holds a BS in in Business Management from the University of Phoenix and an MBA from Liberty University.
- Mr. Gabany served as a Combat Engineer for the United State Army from 1997-2001.

CLS Nevada

Financials*

	A2018**	A2019	A2020	E2021
Annual Revenue	$7,895,929	$11,974,571	$15,693,859	$22,000,000
EBITDA	-$1,043,105	$377,535	$909,809	$4,000,000



$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Annual Revenue
EBITDA
$7,895,929
-$1,043,105
$11,974,571
$377,535
$15,693,859
$909,809
$22,000,000
$4,000,000
A2018
A2019
A2020
E2021
Annual Revenue
EBITDA

*Calendar year results and estimates. This table represents the results solely of CLS Nevada subsidiaries and not of CLSH as a whole. The results in this table exclude expenses associated with CLSH's parent company and corporate overhead as well as expenses associated with acquisition opportunities. As such, these results should be read together with the financial statements of CLSH contained in its SEC filings for an understanding of the results of operations of CLSH as a whole.
**A2018 Annual Revenue and EBITDA representative of Alternative Solutions prior to CLSH acquisition.

CLS Nevada

March Net Revenue and Gross Margin

	A2019	A2020	A2021
Net Revenue in USD	$1,068,607	$1,054,355	$2,024,203
Gross Margin	37%	45%	48%


Gross Margin %
100.00%
75.00%
50.00%
25.00%
0.00%
$2,250,000
$2,000,000
$1,750,000
$1,500,000
$1,250,000
$1,000,000
$750,000
$500,000
$250,000
$0
Net Revenue in USD
37%
$1,068,607
45%
$1,054,355
48%
$2,024,203
March 2019
March 2020
March 2021
Gross margin
Net Revenue

CLS Nevada

Monthly Dispensary Transactions and Average Orders

	A2018	A2019	A2020
Average Monthly Transaction	10,294	19,637	19,342
Average Order	$42.42	$37.11	$53.17


$60.00
$40.00
$20.00
$0.00
Average Order
25000
20000
15000
10000
5000
0
Average Monthly Transaction
$42.42
10,294
$37.11
19,637
$53.17
19,342
A2018
A2019
A2020
Average Order
Average Monthly Transaction

BDS Analytics

Nevada Market Forecast*

	2021	2022	2023
Forecast Sales*	$893M	$1B	$1.15B


$1,250
$1,000
$750
$500
$250
$0
Forecast Sales (in millions)
2021
2022
2023
Year

*This table represents market forecasts for all cannabis sales in the state of Nevada as calculated by BDS Analytics, a third-party retail sales tracking platform and market forecast analysis provider. BDSA provides market forecasts and industry insights using a voluntary data-sharing program with dispensaries. Oasis Cannabis is a data-sharing partner with BDSA, allowing for access to Nevada market data via the GreenEdge platform.

Cap Table

Shares Outstanding	126,821,416
Convertible Notes	66,458,173
Total	193,279,589
Current assets (as of April 7, 2021)	$4,000,000
Share Price (As of May 3, 2021)	$0.22
Market Cap	$8,927,720

Expiry Date	Exercise Price	#Warrants
30-Jul-21	$0.60	7,500,000
7-Aug-21	$0.60	6,875,000
12-Dec-21	$0.80	1,343,400[1]
7-Jan-22	$0.34	2,317,842[1]
7-Jan-22	$0.49	2,317,842[2]
7-Jan-22	$0.49	33,463,826
6-Feb-22	$0.50	1,740,000
21-Feb-22	$0.50	160,000
28-Feb-22	$0.50	130,000
29-Mar-22	$0.50	706,500
28-Feb-23	$0.31	820,952[1]
4 Years After Issuance	$0.75	205,238[2]
14-May-23	$0.60	3,125,000
31-Mar-24	$0.40	671,700[2]
31-Mar-24	$0.40	296,035

*Convertible notes due October 2021 ($365,991), October 2022 ($6,229,672) and December 2022 ($13,500,150), which when divided by the conversion prices of $0.30 per share (66,141,450) and $0.80 per share (316,723) equals 66,458,173 shares.
[1]Represents a warrant to purchase units
[2]Warrant will be issued upon exercise of unit warrant

CLS HOLDINGS USA, INC.

OASIS CANNABIS DISPENSARY

CITYTREES

Jeffrey Binder
Chairman / CEO

Andrew Glashow
President & COO

T: 888.438.9131
E: andrew@clsholdingsinc.com
Visit: clsholdingsinc.com